Exhibit 10-A


                              HARTMARX CORPORATION
                            2003 INCENTIVE STOCK PLAN

1.       Purpose of the Plan

         The purpose of the 2003 Incentive Stock Plan (the "Plan") is to promote the interests of Hartmarx Corporation, a Delaware Corporation (the "Company"), and its stockholders by providing key employees of the Company and its subsidiaries with opportunities to acquire a proprietary interest in the Company and thereby develop a stronger incentive to put forth maximum effort for the success and growth of the Company and its subsidiaries. In addition, the opportunity to acquire a proprietary interest in the Company will aid in attracting and retaining key personnel of outstanding ability.

2.       Available Shares of Common Stock

         2.1 Limitations -- Subject to the provisions of Section 2.3 of the Plan, the aggregate number of shares of Common Stock of the Company ("Shares") subject to options, Stock Appreciation Rights ("SARs") and Restricted Stock Awards ("RSAs") which may be issued to participants under the Plan shall be 1,700,000 Shares, provided that no more than 566,666 of such shares shall be granted as RSAs. Shares which are currently available for grant or become available for grant under the existing stock option plans of the Company will be added to the aggregate number of shares authorized under the Plan, and all subsequent grants will be made pursuant to the Plan. The aggregate number of Shares that may be represented by awards granted to any single individual under the Plan shall not exceed 500,000 Shares within any consecutive three year period of time. Further, the aggregate number of Shares that may be covered by awards made in the form of Incentive Stock Options ("ISOs") intended to comply with Section 422 of the Code shall not exceed 1,000,000.

         2.2 Usage and Replenishment -- Shares which are subject to awards, including awards of incentive stock options, that are forfeited, expire or are canceled will remain available for the granting of other awards and awards of incentive stock options. Any Shares tendered, either actually or by attestation, by a person as full or partial payment made to the Company in connection with any exercise of a stock option under the Plan shall increase the number of Shares available under the Plan. In instances where an SAR or an award granted pursuant to Section 6.3 of the Plan is settled in cash, the Shares covered by such award shall remain available for awards under the Plan. Likewise, cash dividends and dividend equivalents paid in cash in conjunction with outstanding awards shall not be counted against the Shares available for issuance under the Plan. Further, any Shares that are issued by the Company in connection with or with respect to any awards that are granted through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity shall not be counted against the Shares available for awards under the Plan.

         Any Shares issued under the Plan may consist in whole or in part of authorized and unissued shares or of treasury shares of Common Stock, and no fractional Shares shall be issued under the Plan. Cash may be paid in lieu of any fractional Shares in settlements of awards under the Plan.

         2.3 Adjustments -- In the event of any stock dividend, stock split, combination or exchange of equity securities, merger, consolidation, recapitalization, spin-off or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting Shares or share price, such proportionate adjustments, if any, as the Committee (as defined in Section 3.1, below) in its discretion may deem appropriate to reflect such changes shall be made with respect to: (i) the limitations on the numbers of Shares that may be issued and represented by awards under the Plan as set forth in Section 2.1; (ii) the number of Shares under each outstanding award made under the Plan; and (iii) the exercise price per Share for any outstanding stock options, SARs or similar awards under the Plan.

3.       Plan Administration

         3.1 Committee -- The Compensation and Stock Option Committee (the "Committee") of the Board of Directors (the "Board") of the Company shall be responsible for administering the Plan. The Committee shall be comprised of two or more non-employee members of the Board who shall qualify to administer the Plan as contemplated by Rule 16b-3 under the Securities and Exchange Act of 1934 (the "1934 Act"), Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and applicable law or securities exchange rule. Each member of the Committee shall serve for such term as the Board may determine, subject to removal by the Board at any time.

         3.2 Committee Authority -- The Committee shall have full and exclusive power to interpret the Plan and to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper, all of which power shall be exercised in the best interests of the Company and in keeping with the objectives of the Plan. This powr includes, but is not limited to, selecting award recipients, establishing all award terms and conditions, adopting modifications, amendments, procedures and regulations governing awards, and making all other determinations necessary or advisable for the administration of the Plan. The Committee may delegate such non-discretionary administrative duties under the Plan as it shall deem necessary and advisable. All decisions made by the Committee shall be final and binding on all persons affected by such decisions.

4.       Eligibility

         Awards may be granted under the Plan to those employees of the Company as the Committee may from time to time select. This may include employees of an entity acquired by or merged into the Company pursuant to the assumption, replacement or substitution of awards previously issued by such entity. In no event may an award be granted under the Plan to any person who is not an employee, except in circumstances involving the grant of an award made in tandem with or replacement of an earlier award made under the Plan to a former employee of the Company. For purposes of participation in the Plan, the term "Company" shall include any entity that is directly or indirectly controlled by the Company or any entity, including an acquired entity, in which the Company has a significant equity interest, as determined by the Committee.

5.        Fair Market Value

         "Fair Market Value" for all purposes under the Plan shall mean the average of the high and low prices of a Share on the New York Stock Exchange as reported in The Wall Street Journal or similar readily available public source for the date in question. If no trading of Shares occurred on such date, the average price of a Share as reported for the preceding day on which sales of Shares were made shall be used.

6.       Awards

         6.1 General -- The Committee shall determine the type or types of award(s) to be made to each participant. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Company including the plan of any acquired entity. The types of awards that may be granted under the Plan are:

         6.2 Stock Options -- A stock option shall represent a right to purchase a specified number of Shares during a specified period as determined by the Committee. The purchase price per Share for each stock option shall be not less than 100% of the Fair Market Value on the date of grant, and in no event shall the purchase price be less than the par value of the Shares. A stock option may be in the form of an ISO which, in addition to being subject to the applicable terms, conditions, and limitations established by the Committee, complies with all applicable provisions of Section 422 of the Code, and the rules and regulations promulgated thereunder. The Shares covered by a stock option may be purchased at the time of the exercise by cash payment or such other method permitted by the Commitee, including (i) tendering (either actually or by attestation) Shares valued at the Fair Market Value at the date of exercise; (ii) authorizing a third party to sell the Shares (or a sufficient portion thereof) acquired upon exercise of a stock option, and assigning the delivery to the Company of a sufficient amount of the sale proceeds to pay for all the Shares acquired through such exercise and any tax withholding obligations resulting from such exercise; or (iii) any combination of the above. The Committee may grant stock options that provide for the grant of a subsequent restoration stock option if the exercise price has been paid for by tendering Shares to the Company. Any restoration stock option will cover the number of Shares tendered in exercising the predecessor option and may include the number of shares withheld to settle appropriate tax withholding, with the stock option purchase price set at the then-current Fair Market Value or par value of the Shares, if higher, and would not extend beyond the remaining term of the original option.

         6.3 Stock Appreciation Rights -- An SAR shall represent a right to receive a payment, in cash, Shares or as a combination, equal to the excess of the Fair Market Value of a specified number of Shares on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable award agreement, except if an SAR is granted retroactively in tandem with or in a substitution for a stock option, the designated Fair Market Value in the applicable award agreement may be no lower than the greater of (i) the Fair Market Value on the date such stock option was granted or (ii) the par value of the Shares. The Committee shall never grant an SAR in conjunction with a stock option which permits more than one-half of the gain in the market price from the time of grant to the time of exercise to be paid in the form of a cash payment for any individual optionee with respect to any single grant. In lieu of exercising such SAR, an optionee to whom the SAR is granted by the Committee may elect to purchase all, or any portion of, such shares at the date of exercise.

         6.4 Restricted Stock Awards -- An RSA shall represent an award made in Shares or denominated in units equivalent in value to Shares. All or part of any RSA will be subject to conditions and restrictions established by the Committee, and set forth in the award agreement, which may include, but are not limited to, continuous service with the Company, and/or the achievement of performance goals which may be measured based on absolute Company or business unit performance or based on comparative performance with other companies. Among the performance measures that may be used are targeted stock price, total stockholders' return, earnings and revenue growth, and performance ratios such as profit return on assets, stockholders' equity or revenues.

7.       Dividends and Dividend Equivalents

         The Committee may provide that any awards under the Plan earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to a participant's account. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Committee may establish, including reinvestment in additional Shares or share equivalents.

8.       Payments and Payment Deferrals

         Payment of awards may be in the form of cash, Shares, other awards or combinations thereof as the Committee shall determine, and with such restrictions as it may impose. The Committee also may require or permit participants to elect to defer the issuance of Shares or the settlement of awards in cash under such rules and procedures as it may establish under the Plan. It also may provide that deferred settlements include the payment or crediting of interest on the deferral amounts, or the payment or crediting of dividend equivalents where the deferral amounts are denominated in share equivalents.

9.       Transferability

         Except as otherwise provided by the Committee, awards granted under the Plan shall not be transferable or assignable other than as designated by the participant by will or by the laws of descent and distribution, or pursuant to a domestic relations order. The Committee may provide for the transferability of particular awards, by gift or other transfer to (A) any trust or estate in which the original award recipient or such person's spouse or other immediate relative has a substantial beneficial interest or (B) a spouse or other immediate relative; provided, however, that any award so transferred shall continue to be subject to all the terms and conditions contained in the agreement evidencing such award. And, if so permitted by the Committee, a participant may designate a beneficiary or beneficiaries to exercise the rights of the participant and receive any distribution under the Plan upon the death of the participant.

10.      Change-In-Control

         The Committee may provide for appropriate adjustments (including the acceleration of vesting) and settlements of awards, either at the time an award is granted or at a subsequent date, either in contemplation of or in the event that the Company undergoes a change in control or is not to be the surviving corporation in a merger or consolidation with another corporation, or in the event of a liquidation or reorganization of the Company.

11.      Award Agreements

         Awards under the Plan shall be evidenced by agreements that set forth the terms, conditions and limitations for each award, which may include the term of the award, the provisions applicable in the event the participant's employment terminates, and any Committee authority to amend, modify, suspend, cancel or rescind any award. The Committee need not require the execution of any such agreement, in which case acceptance of the award by the respective participant shall constitute agreement by the participant to the terms of the award.

12.      Plan Amendment

         The Committee may terminate or amend the Plan or any portion thereof at any time, except that no termination, modification or amendment of the Plan shall adversely affect the rights of a participant under an award previously granted without the consent of a participant. Notwithstanding the foregoing, any amendments or modifications of the Plan which require stockholder approval pursuant to applicable law or securities exchange rule, or as necessary to continue to qualify compensation payable under the Plan for purposes of
Section 162(m) of the Code, shall be effected only with such stockholder approval.

13.      Stock Option Re-pricing

         The Committee shall not re-price any stock options granted under the Plan except with the approval of the affirmative vote of the majority of the Shares voting at a meeting of stockholders of the Company.

14.      Tax Withholding

         The Company shall have the right to deduct from any settlement of an award made under the Plan, including the delivery or vesting of Shares, a sufficient amount to cover withholding of any federal, state or local taxes required by law or such greater amount of withholding as the Committee shall determine from time to time, or to take such other action as may be necessary to satisfy any such withholding obligations. If the Committee permits or requires Shares to be used to satisfy required tax withholding, such Shares shall be valued at the Fair Market Value as of the tax recognition date for such award.

15.      Other Benefit and Compensation Programs

         Unless otherwise specifically determined by the Committee, settlements of awards received by participants under the Plan shall not be deemed a part of a participant's regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit plan or severance program. Further, the Company may adopt such other compensation programs, plans or arrangements as it deems appropriate or necessary.

16.      Regulatory Approvals

         The implementation of the Plan, the granting of any award under the Plan, and the issuance of Shares upon the exercise or settlement of any award shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the awards granted under it or the Shares issued pursuant to it.

17.      Future Rights

         No person shall have any claim or rights to be granted an award under the Plan, and no participant shall have any rights under the Plan to be retained in the employ of the Company. Likewise, participation in the Plan will not in any way affect the Company's right to terminate the employment of the participant at any time with or without cause.

18.      Governing Law

         The validity, construction and effect of the Plan and any actions taken or relating to the Plan shall be determined in accordance with the laws of the State of Illinois and applicable federal law.

19.       Successors and Assigns

         The Plan shall be binding on all successors and assigns of a participant, including, without limitation, the estate of such participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the participant's creditors. However, no award or other interest in the Plan may be assigned, pledged or otherwise alienated, except to the extent permitted in accordance with Section 9 of the Plan and the applicable award agreement.

20.      Effective Date and Stockholder Approval of Plan

         The Plan shall become effective as of April 10, 2003, subject to the approval and ratification of the Plan at the Annual Meeting of Stockholders of the Company held on April 10, 2003, by the affirmative vote of the majority of the Shares voting at the meeting. The Plan shall remain in effect until terminated by the Board. If the Plan is terminated, the terms of the Plan and rights of participants shall continue to apply to all awards made prior to such termination.